SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report:  September 26, 2000
(Date of earliest event reported)

Commission File No.: 333-68951



                        GE Capital Mortgage Services, Inc.
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New Jersey                                              21-0627285
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(States of Incorporation)                  (I.R.S. Employer Identification Nos.)



Three Executive Campus
Cherry Hill, New Jersey                                                  08002
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Addresses of principal executive offices                          (Zip Codes)



                                 (856) 661-6100
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               Registrants' Telephone Numbers, including area code



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            (Former names, former addresses and former fiscal years,
                          if changed since last report)



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ITEM 5.     Other Events

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Bear, Stearns & Co. Inc.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (99)                                      Computational Materials
                                                prepared by Bear, Stearns & Co.
                                                Inc. in connection with GE
                                                Capital Mortgage Services,
                                                Inc., REMIC Mortgage
                                                Pass-Through Certificates,
                                                Series 2000-11.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GE CAPITAL MORTGAGE SERVICES, INC.


September 26, 2000

                                   By:      /s/ Al Gentile
                                          --------------------------------
                                          Name:  Al Gentile
                                          Title: Designated Officer


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                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                Computational Materials                         P
                       prepared by Bear, Stearns &
                       Co. Inc. in connection with
                       GE Capital Mortgage Services, Inc.,
                       REMIC Mortgage Pass-Through
                       Certificates, Series 2000-11.